Waxess USA PATENTS, NET (Waxess USA, Inc.)	12 Months Ended
Dec. 31, 2010
Waxess USA, Inc.
Waxess USA PATENTS, NET	6. PATENTS, NET

Amortization expense relating to the patents as of December 31, 2010 and 2009 totaled $21,421 and $22,893, respectively.  Future amortization expense for these assets is as follows.

2010	$19,903
2011	19,692
2012	19,692
2013	19,692
2014	19,692
Thereafter	84,557
Total	$183,228